                                                                   EX.99.906CERT
Exhibit C
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        Certification Pursuant to Section 906 of the Sarbanes-Oxley Act
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Jacob Internet Fund Inc., does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Jacob Internet Fund Inc. for the year ended August 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Jacob Internet Fund Inc. for the period presented in this report.


 /s/ Ryan Jacob                           /s/ Francis Alexander
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Ryan Jacob                               Francis Alexander
Chief Executive Officer,                 Treasurer, Jacob Internet Fund Inc.
Jacob Internet Fund Inc.

Dated: _11/3/03______________


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Jacob Internet Fund Inc. for purposes of the Securities Exchange Act of 1934.